Commitments and Contingencies	3 Months Ended
Mar. 31, 2012
Notes to Financial Statements
Commitments and Contingencies

Note 9 - Commitments and Contingencies

Litigation

Legend Studios, Inc. vs. Quorum Radio Partners, Inc., Quorum Radio Partners of Virginia, Inc. and Quorum Communications, Inc.

Legend Studios lawsuit arises from defendants' breach of the parties' Asset Purchase Agreement and Time Brokerage Agreement that govern the sale, programming, operations and revenues of certain radio stations (KELE-AM, KELE-FM, WIQO, WKEY and WKCI). Legend Studios seeks specific performance of the agreements, as well as in excess of $1.5 million in damages.  Defendants have been served with the complaint, but have not filed answers and may be subject to entry of default.  Quorum Radio Partners of Virginia, Inc., however, filed a bankruptcy petition after being served with the complaint, which stays Legend Studios’ proceedings solely against that entity.

In the ordinary course of business, the Company is generally subject to claims, complaints, and legal actions. At March 31, 2012, management believes that the Company is not a party to any action which result would have a material impact on its financial condition, operations, or cash flows.

Commitments

In September, 2007, Legend Credit, Inc. entered into an agreement with UCE, Inc. in which the Company agreed to contribute $500,000 toward production, marketing and promotion costs for a weekly mixed martial arts event scheduled and produced by UCE, Inc.  The Company contributed $29,562 toward the agreed-upon.  The investment of $29,562 was fully impaired during the year ended December 31, 2008.

During the year ended December 31, 2010 the Company invested a total of $135,000 worth of units in Network Talent, LLC, (Network), a modeling agency in California.

The Company has committed to advance by way of purchase of units of Network a total of $400,000 of which $355,000 has been advanced to date.